Exhibit 23.2
                                                                   ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement File Nos. 333-72427, 333-17369, 333-19739,333-35485, and 333-46777 of our report dated October 21, 1999 (relating to the financial statements of General Microwave (Israel) Corporation and Subsidiary not included therein) appearing in this annual report on Form 10-K of Herley Industries, Inc. for the year ended August 1, 1999.



                                             Brightman, BarLeva, Friedman & Co.
                                             Certified Public Accountants



Jerusalem, Israel
 October 21, 1999